Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2017 presents the operating results of Diplomat Pharmacy, Inc. and its consolidated subsidiaries (the “Company” or “Diplomat”) after giving pro forma effect to the following as if such transactions had occurred on January 1, 2017:

•                  the Company’s acquisition of LDI Holding Company LLC, doing business as LDI Integrated Pharmacy Services (“LDI”) on December 20, 2017;

•                  the Company’s other 2017 acquisitions (“Other 2017 Acquisitions”):

•                  Affinity Biotech, Inc. (“Affinity”) on February 1, 2017;

•                  Comfort Infusion, Inc. (Comfort”) on March 22, 2017;

•                  WRB Communications, LLC (“WRB”) on May 8, 2017;

•                  Accurate Rx Pharmacy Consulting, LLC (“Accurate”) on July 5, 2017;

•                  Focus Rx Pharmacy Services Inc. and Focus Rx Inc. (collectively, “Focus”) on September 1, 2017; and

•                  Pharmaceuticals Technologies, Inc., doing business as National Pharmaceutical Services (“NPS”) on November 27, 2017; and

•                  the Company’s borrowings under its credit facility;

These transactions are all more fully described in Note 2 hereto. The pro forma adjustments are based on available information and upon assumptions that the Company’s management believes are reasonable in order to reflect, on a pro forma basis, the impact of the noted events on the Company’s historical consolidated financial information.

Included in the pro forma condensed combined consolidated financial information is an allocation of the purchase price paid for LDI and Other 2017 Acquisitions based on preliminary estimates and assumptions. Those estimates and assumptions could change materially as we finalize our assessment of the allocation and the fair values of the net tangible and intangible assets we acquired, some of which are dependent on the completion of valuations being performed by independent valuation specialists. The unaudited pro forma condensed combined consolidated financial information does not reflect any future operating efficiencies, associated costs savings or any possible integration costs that may occur related to these acquisitions.

The unaudited pro forma condensed combined consolidated financial information is included for informational purposes only and should not be relied upon as being indicative of the Company’s financial condition or results of operations had the noted events occurred on the dates assumed nor as a projection of the Company’s results of operations for any future period or date. The preparation of the unaudited pro forma condensed combined consolidated information requires the use of certain assumptions which may be materially different from our actual experience.

The unaudited pro forma condensed combined consolidated statement of operations should be read in conjunction with the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2017 and the consolidated financial statements of LDI included as Exhibits 99.2 and 99.3 of the Form 8-K/A. An unaudited pro forma condensed combined consolidated balance sheet has not been included as all of the transactions identified above are already included in the Company’s historical balance sheet as of December 31, 2017.

DIPLOMAT PHARMACY, INC.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations

For the Year Ended December 31, 2017

			LDI			Other 2017	Other 2017
	Diplomat	LDI	Acquisition			Acquisitions	Acquisitions		Credit		Pro Forma
	Actual	Actual	Adjustments		Subtotal	Actual	Adjustments		Facility		Total
	(Dollars in Thousands, Except Per Share Amounts)

Net sales	$4,485,230	$386,342	$		$4,871,572	$82,922	$		$		$4,954,494
Cost of products sold	(4,136,552)	(324,699)			(4,461,251)	(42,623)					(4,503,875)

Gross profit	348,678	61,643			410,321	40,298					450,619

Selling, general and administrative expenses	(330,113)	(35,566)	(24,088)	A	(373,474)	(37,342)	(4,017)	H			(412,555)
			13,789	B			2,018	I
			1,555	C			260	J
			948	D

Income from operations	18,565	26,078	(7,796)		36,847	2,956	(1,739)				38,064

Other (expense) income:
Interest expense	(10,716)	(9,084)	(18,594)	E	(38,394)	(149)	(2,297)	K	(1,186)	N	(42,027)
Other	213				213	162	—				375

Total other expense	(10,503)	(9,084)	(18,594)		(38,181)	13	(2,297)		(1,186)		(41,652)

Income (loss) before income taxes	8,062	16,993	(26,390)		(1,335)	2,969	(4,036)		(1,186)		(3,588)
Income tax (expense) benefit	7,126	(4,440)	8,199	F	10,885	(29)	455	L	474	O	11,786

Net income	15,188	12,553	(18,191)		9,550	2,940	(3,581)		(712)		8,198
Less: net loss attributable to noncontrolling interest	(322)				(322)						(322)

Net income attributable to Diplomat Pharmacy, Inc.	$15,510	$12,553	$(18,191)		$9,872	$2,940	$(3,581)		$(712)		$8,520

Net income per common share:
Basic	$0.23										$0.12
Diluted	$0.23										$0.12

Weighted average shares outstanding:
Basic	68,130,322		3,977,960	G	72,108,282		1,012,833	M			73,121,115
Diluted	68,780,053		3,977,960	G	72,758,013		1,012,833	M			73,770,846

DIPLOMAT PHARMACY, INC.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations

(Dollars in Thousands)

1. Basis of Presentation

The unaudited pro forma condensed combined consolidated statement of operations presents the Company’s results of operations as if the transactions described in Note 2 occurred on January 1, 2017 for purposes of the pro forma statements of operations. For the year ended December 31, 2017, LDI’s and 2017 Other Acquisitions’ actual operating results for the year up to their respective acquisition dates were used as the basis for the pro forma statement of operations. The pro forma condensed combined consolidated statement of operations also reflects the assumptions and adjustments described in Note 3.

2. Description of Transactions

The Company accounts for its business acquisitions using the acquisition method as required by Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations. The Company ascribes significant value to the synergies and other benefits that do not meet the recognition criteria of acquired identifiable intangible assets. Accordingly, the value of these components is included within goodwill. The Company’s business acquisitions described below, except for a portion of LDI, were treated as asset purchases for income tax purposes and the related goodwill resulting from these business acquisitions is deductible for income tax purposes.

The assets acquired and liabilities assumed in the business combinations described below, including identifiable intangible assets, were based on their estimated fair values as of the acquisition date. The excess of purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired was recorded as goodwill. The allocation of the purchase price required management to make significant estimates in determining the fair values of assets acquired and liabilities assumed, especially with respect to identifiable intangible assets. These estimated fair values were based on information obtained from management of the acquired companies and historical experience and, with respect to the long-lived tangible and intangible assets, were made with the assistance of an independent valuation firm. These estimates included, but were not limited to, the cash flows that an asset is expected to generate in the future, and the cost savings expected to be derived from acquiring an asset, discounted at rates commensurate with the risks and uncertainties involved. For acquisitions that involved contingent consideration, the Company recognized a liability equal to the fair value of the contingent consideration obligation as of the acquisition date. The estimate of fair value of a contingent consideration obligation required subjective assumptions regarding future business results, discount rates and probabilities assigned to various potential business result scenarios. These estimates are preliminary and subject to change up to one year following each acquired entity’s respective acquisition date.

LDI

On December 20, 2017, the Company acquired LDI, a full-service PBM based in St. Louis, Missouri. LDI’s service offerings include URAC-accredited mail-order and specialty pharmacies, a national network of retail pharmacies and comprehensive clinical programs. The following table summarizes the consideration transferred to acquire LDI:

Cash	$521,300
4,113,188 restricted common shares	79,088
$600,388

The above share consideration at closing is based on 4,113,188 shares, in accordance with the purchase agreement, multiplied by the per share closing market price of the Company’s common stock as of December 19, 2017 ($20.24) and multiplied by 95 percent to account for the restricted nature of the shares.

Approximately $7,500 of the purchase consideration was deposited into an escrow account to be held for 12 months after the closing date to satisfy any indemnification claims that may be made by the Company.

The Company incurred acquisition-related costs of $948 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$965
Accounts receivable	38,273
Inventories	2,979
Prepaid expenses and other current assets	837
Property and equipment	2,659
Capitalized software for internal use	791
Definite-lived intangible assets	201,523
Accounts payable	(35,472)
Accrued expenses — compensation and benefits	(2,137)
Accrued expenses — other	(4,862)
Deferred income taxes	(31,173)
Total identifiable net assets	174,383
Goodwill	426,005
$600,388

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Customer relationships	10 years	$184,973
Trade names and trademarks	4 years	16,550
		$201,523

NPS

On November 27, 2017, the Company acquired NPS, a full-service PBM based in Omaha, Nebraska. The following table summarizes the consideration transferred to acquire NPS:

Cash	$34,437
835,017 restricted common shares	12,753
$47,190

The above share consideration at closing is based on 835,017 shares, in accordance with the purchase agreement, multiplied by the per share closing market price of the Company’s common stock as of November 24, 2017 ($16.97) and multiplied by 90 percent to account for the restricted nature of the shares.

Approximately $9,005 of the purchase consideration was deposited into an escrow account to be held for 12 months after the closing date to satisfy any indemnification claims that may be made by the Company.

The Company incurred acquisition-related costs of $804 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$10,151
Accounts receivable	21,286
Inventories	100
Prepaid expenses and other current assets	650
Property and equipment	13,713
Capitalized software for internal use	1,800
Definite-lived intangible assets	6,720
Accounts payable	(23,084)
Accrued expenses — other	(4,881)
Total identifiable net assets	26,455
Goodwill	20,735
$47,190

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Customer relationships	10 years	$5,900
Trade names and trademarks	2 years	820
		$6,720

Focus

On September 1, 2017, the Company acquired Focus, a specialty pharmacy focusing on infusion services located in Ronkonkoma, New York. The following table summarizes the consideration transferred to acquire Focus:

Cash	$17,252
374,297 restricted common shares	5,643
Contingent consideration at fair value	2,080
$24,975

The above share consideration at closing is based on 374,297 shares, in accordance with the purchase agreement,

multiplied by the per share closing market price of the Company’s common stock as of August 31, 2017 ($16.75) and multiplied by 90 percent to account for the restricted nature of the shares.

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners additional cash payouts of up to $1,500 per performance period based upon the achievement of certain gross profit targets in each of the 12-month periods ending September 30, 2018 and 2019. The maximum additional cash payout is $3,000.

Approximately $1,200 of the purchase consideration was deposited into an escrow account to be held for 12 months after the closing date to satisfy any of the Company’s indemnification claims.

The Company incurred acquisition-related costs of $329 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$1,809
Accounts receivable	4,936
Inventories	1,177
Prepaid expenses and other current assets	20
Definite-lived intangible assets	7,100
Other noncurrent assets	21
Accounts payable	(5,169)
Accrued expenses — compensation and benefits	(156)
Total identifiable net assets	9,738
Goodwill	15,237
$24,975

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Patient relationships	7 years	$3,700
Non-compete employment agreements	3 years	2,200
Trade names and trademarks	3 years	1,200
		$7,100

Accurate

On July 5, 2017, the Company acquired Accurate, a specialty pharmacy focusing on infusion services located in Columbia, Missouri. The following table summarizes the consideration transferred to acquire Accurate:

Cash	$9,408
131,108 restricted common shares	1,776
Contingent consideration at fair value	1,980
$13,164

The above share consideration at closing is based on 131,108 shares, in accordance with the purchase agreement, multiplied by the per share closing market price of the Company’s common stock as of July 3, 2017 ($15.05) and multiplied by 90 percent to account for the restricted nature of the shares.

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners additional cash payouts of up to $3,600 per performance period based upon the achievement of certain gross profit targets in each of the 12-month periods ending July 31, 2018 and 2019. The maximum additional cash payout is $7,200.

Approximately $1,000 of the purchase consideration was deposited into an escrow account to be held for 15 months after the closing date to satisfy any of the Company’s indemnification claims.

The Company incurred acquisition-related costs of $218 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$1,295
Accounts receivable	2,196
Inventory	936
Prepaid expenses and other current assets	34
Definite-lived intangible assets	3,420
Other noncurrent assets	3
Accounts payable	(3,303)
Accrued expenses — compensation and benefits	(152)
Accrued expenses — other	(6)
Total identifiable net assets	4,423
Goodwill	8,741
$13,164

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Patient relationships	7 years	$2,100
Non-compete employment agreements	5 years	670
Trade names and trademarks	4 years	650
		$3,420

WRB

On May 8, 2017, the Company acquired WRB, a communications and contact center company based in Chantilly, Virginia that specializes in relationship management programs for leading pharmaceutical manufacturers and service organizations. The following table summarizes the consideration transferred to acquire WRB:

Cash	$26,804
299,325 restricted common shares	4,291
Contingent consideration at fair value	530
$31,625

The above share consideration at closing is based on 299,325 shares, in accordance with the purchase agreement, multiplied by the per share closing market price of the Company’s common stock as of May 5, 2017 ($15.93) and multiplied by 90 percent to account for the restricted nature of the shares.

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners additional cash payouts of up to $500 per performance period based upon the achievement of certain earnings before interest, taxes, depreciation and amortization targets in each of the 12-month periods ending May 31, 2018 and 2019. During the fourth quarter of 2017, the Company guaranteed a full payout to allow for the acceleration of certain integration. The formers owners received $1,000 in cash in January 2018.

Approximately $1,950 of the purchase consideration was deposited into an escrow account to be held for 18 months after the closing date to satisfy any of the Company’s indemnification claims.

The Company incurred acquisition-related costs of $259 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$1,018
Accounts receivable	2,593
Prepaid expenses and other current assets	179
Property and equipment	498
Definite-lived intangible assets	7,730
Other noncurrent assets	24
Accounts payable	(100)
Accrued expenses — other	(498)
Total identifiable net assets	11,444
Goodwill	20,181
$31,625

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Customer relationships	7 years	$5,200
Non-compete employment agreements	4 years	1,530
Trade names and trademarks	2 years	1,000
		$7,730

Comfort

On March 22, 2017, the Company acquired Comfort, a specialty pharmacy and infusion services company based in Birmingham, Alabama that specializes in intravenous immune globulin therapy to support patients’ immune systems. The following table summarizes the consideration transferred to acquire Comfort:

Cash	$10,613
Contingent consideration at fair value	3,800
$14,413

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners additional cash payouts of up to $2,000 per performance period based upon the achievement of certain gross profit targets in each of the 12-month periods ending March 31, 2018, 2019 and 2020. The maximum payout of contingent consideration is $6,000.

Approximately $1,050 of the purchase consideration was deposited into an escrow account to be held for 18 months after the closing date to satisfy any of the Company’s indemnification claims.

The Company incurred acquisition-related costs of $204 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$104
Accounts receivable	575
Inventories	118
Prepaid expenses and other current assets	15
Definite-lived intangible assets	2,400
Other noncurrent assets	5
Accounts payable	(372)
Accrued expenses — other	(101)
Total identifiable net assets	2,744
Goodwill	11,669
$14,413

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Physician relationships	7 years	$1,200
Non-compete employment agreements	5 years	1,200
		$2,400

Affinity

On February 1, 2017, the Company acquired Affinity, a specialty pharmacy and infusion services company based in Houston, Texas that provides treatments and nursing services for patients with hemophilia. The following table summarizes the consideration transferred to acquire Affinity:

Cash	$17,377
Contingent consideration at fair value	35
$17,412

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners an additional cash payout based upon the achievement of a certain earnings before interest, taxes, depreciation and amortization target in the 12-month period ending February 28, 2018. The maximum payout of contingent consideration is $4,000.

Approximately $2,000 of the purchase consideration was deposited into an escrow account to be held for 18 months after the closing date to satisfy any of the Company’s indemnification claims.

The Company incurred acquisition-related costs of $204 which were charged to “Selling, general and administrative expenses” during the year ended December 31, 2017.

The following table summarizes the preliminary fair values of identifiable assets acquired and liabilities assumed at the acquisition date:

Cash	$1,043
Accounts receivable	3,583
Inventories	79
Prepaid expenses and other current assets	74
Definite-lived intangible assets	5,100
Other noncurrent assets	5
Accounts payable	(1,075)
Accrued expenses — compensation and benefits	(144)
Accrued expenses — other	(25)
Total identifiable net assets	8,640
Goodwill	8,772
$17,412

Definite-lived intangible assets that were acquired and their respective useful lives are as follows:

	Useful Life	Amount
Patient relationships	7 years	$4,000
Non-compete employment agreements	5 years	1,100
		$5,100

Credit Facility

On December 20, 2017, in conjunction with the LDI acquisition, the Company fully syndicated an $800,000 debt financing led by JPMorgan Chase Bank, N.A. and Capital One, National Association (“Capital One”), comprised of a $250,000 line of credit and a $150,000 Term Loan A, each with a December 20, 2022 maturity date, and a $400,000 Term Loan B with a December 20, 2024 maturity date (“credit facility”). The credit facility is secured by substantially all of the Company’s assets. The proceeds of this credit facility were used to finance the LDI acquisition, pay related transaction fees and expenses, and repay the Company’s former credit facility, as well as provide sufficient liquidity for the Company’s future needs. The Company incurred debt issuance costs of $21,507 associated with the credit facility, of which all but $744 were capitalized. These capitalized costs, along with $2,079 in previously incurred unamortized debt issuance costs, are being amortized to interest expense over the term of the credit facility. The Company also expensed $636 in previously incurred unamortized debt issuance costs to interest expense upon entering into the credit facility.

The interest rates the Company pays under the credit facility are a function of a defined margin above LIBOR. The Company’s Term Loan A and Term Loan B interest rates were 4.04 percent and 6.04 percent, respectively, at December 31, 2017. The Company’s line of credit interest rate was 4.04 percent at December 31, 2017. The Company is charged a monthly unused commitment fee ranging from 0.3 percent to 0.4 percent on the average unused daily balance on its $250,000 line of credit.

3. Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations Adjustments

LDI Acquisition Adjustments:

A	—

Reflects amortization of identifiable definite-lived intangible assets acquired in the LDI acquisition (net of amortization already reflected in Diplomat’s actual results). See Note 2 for further details. No depreciation expense adjustment deemed necessary.

B	—	Reflects the elimination of amortization and depreciation from LDI’s actual results.

C	—	Reflects the elimination of management fees charged by the private equity firm that owned 44.9% of LDI from LDI’s actual results.

D	—

Reflects the elimination of LDI-related acquisition costs incurred by Diplomat from its actual results. Transaction costs are eliminated from the pro forma results as they do not represent recurring expenses.

E	—

Reflects interest expense on incremental borrowings at a 5.49% annual rate under our credit facility to fund the cash portion of the LDI acquisition, less actual interest expense related to LDI’s debt that was not assumed in the transaction.

F	—	Reflects income taxes associated with LDI’s actual operating results and its pro forma adjustments at the Company’s statutory income tax rate of 40% (35% federal and 5% state and local).

G	—

Reflects the 4,113,188 restricted shares of common stock issued to the sellers of LDI as partial consideration of the aggregate purchase price, reduced for the period of time in which these restricted shares were actually outstanding.

Other 2017 Acquisitions Adjustments:

H	—

Reflects amortization of identifiable definite-lived intangible assets acquired, including capitalized software for internal use. These amounts are net of amortization already reflected in Diplomat’s actual results. See Note 2 for further details. No depreciation expense adjustment deemed necessary.

I	—

Reflects the elimination of Other 2017 Acquisitions-related acquisition costs incurred by Diplomat from its actual results. Transaction costs are eliminated from the pro forma results as they do not represent recurring expenses.

J	—	Reflects the elimination of acquisition-related bonus expense from Other 2017 Acquisitions’ actual results.

K	—

Reflects interest expense on incremental borrowings at a 4.04% annual rate under our credit facility to fund the cash portions of Other 2017 Acquisitions, less actual interest expense related to Other 2017 Acquisitions debts that were not assumed in the transactions.

L	—

Reflects income taxes associated with Other 2017 Acquisitions’ actual operating results and its pro forma adjustments at the Company’s statutory income tax rate of 40% (35% federal and 5% state and local).

M	—

Reflects the 1,639,747 restricted shares of common stock issued to the sellers of Other 2017 Acquisitions as partial consideration of the aggregate purchase prices, reduced for the period of time in which these restricted shares were actually outstanding.

Credit Facility:

N	—

Reflects the recognition of $2,566 in interest expense associated with the recognition of additional debt issuance cost amortization, partially offset by the elimination of $1,380 in interest expense associated with the write-off of certain debt issuance costs recognized in Diplomat’s actual results.

O	—	Reflects income tax impact at the Company’s statutory income tax rate of 40% (35% federal and 5% state and local).